Supplement Dated August 1, 2019 to:

Prospectus and Statement of Additional Information

Dated May 1, 2008 for

Spectrum Select Plus

Prospectus and Statement of Additional Information

Dated May 1, 2007 for

Spectrum Select Policies

Issued by

Liberty Life Assurance Company of Boston
LLAC Variable Account

This Supplement amends certain information contained in your variable life product (“Policy”) prospectus and statement of additional information (“SAI”).  All terms not defined in this Supplement shall have the same meaning as the terms used in the prospectuses and SAIs.  Please read this Supplement carefully and keep it for future reference.

Effective September 1, 2019, Liberty Life Assurance Company of Boston is changing its name to Lincoln Life Assurance Company of Boston.  All references to Liberty Life Assurance Company of Boston in the Prospectuses and SAIs are replaced with Lincoln Life Assurance Company of Boston.  The terms and provisions of your Policy have not changed.

The contact information for your Policy has not changed.

The Service Center mailing address is:

Customer Service

Post Office Box 1928

Birmingham, Alabama 35201-1928

The Service Center telephone number is:

(800) 451-7065

If you have any questions regarding the information provided in this Supplement, please contact our Service Center.